UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2017

PILGRIM’S PRIDE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-09273	75-1285071
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1770 Promontory Circle, Greeley, CO	80634-9038
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (970) 506-8000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐   Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

As previously disclosed by Pilgrim’s Pride Corporation (the “Company”) on a Current Report on Form 8-K dated October 4, 2017, on October 4, 2017, Moy Park (Bondco) Plc, a public limited company incorporated under the laws of Northern Ireland (“Bondco”), initiated an offer to purchase for cash any and all of the outstanding £300.0 million aggregate principal amount of 6.25% Senior Notes due 2021 issued by Bondco and guaranteed by Moy Park Holdings (Europe) Ltd., a private company incorporated under the laws of Northern Ireland (“Moy Park”), and certain of its subsidiaries (the “Moy Park Notes”), upon the terms and subject to the conditions set forth in the offer to purchase distributed to holders of the Moy Park Notes on October 4, 2017 (the “Offer”). The Offer was made by Bondco on behalf of itself and Moy Park, a guarantor under the Moy Park Notes to comply with the indenture, dated as of May 29, 2014, as amended, among Bondco, the guarantors party thereto, The Bank of New York Mellon, as trustee, registrar, transfer agent and New York paying agent, The Bank of New York Mellon, London Branch, as principal paying agent, and The Bank of New York Mellon SA/NV, Dublin Branch, as Irish paying agent, under which the Moy Park Notes were issued.

On November 2, 2017, Bondco issued a press release announcing the final results of the Offer. The Company is furnishing herewith, and incorporating by reference herein, as Exhibit 99.1 attached hereto, a copy of the press release.

The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed filed for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the U.S. Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Exhibit 99.1 contains statements intended as “forward-looking statements” which are subject to the cautionary statements about forward-looking statements set forth therein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Moy Park (Bondco) Plc, dated November 2, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 6, 2017	Pilgrim’s Pride Corporation

	By:	/s/ Fabio Sandri
Name: Fabio Sandri
Title: Chief Financial Officer